Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTIONS 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Metromedia International Group, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harold F. Pyle III, Executive Vice President, Chief Financial Officer and Treasurer of the Company certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	the Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 17th day of June 2004.	METROMEDIA INTERNATIONAL GROUP, INC.
/s/ HAROLD F. PYLE, III
Harold F. Pyle, III
Executive Vice President Finance, Chief Financial Officer and Treasurer (Principal Financial Officer)

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